Financial Markets

280 Bishopsgate

London EC2M 4RB

Date:

July 10, 2007

To:

WELLS FARGO BANK, N.A., not individually, but solely as trustee (the “Trustee”) with respect to the supplemental interest trust (the “Supplemental Interest Trust”) for Home Equity Loan Trust 2007-FRE1

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland 21045

Client Manager – HELT 2007-FRE1

Fax:

(410) 715-2380

Phone:

(410) 884-2000

From:

The Royal Bank of Scotland plc

c/o RBS Financial Markets

Level 4, 135 Bishopsgate

London EC2M 3UR

Attn:  Swaps Administration

Tel:  44 207 085 5000

Fax:  44 207 085 5050

Copy To:

c/o Greenwich Capital Markets, Inc.

600 Steamboat Road

Greenwich, CT  06830

Attn:  Legal Department – Derivatives Documentation

Tel.:  203-618-2531/32

Fax:  203-618-2533/34

Our Reference No.:

D16345188

Re:

Interest Rate Swap Transaction

Ladies and Gentlemen:

The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between Wells Fargo Bank, N.A., not in its individual capacity but solely as Trustee of the Supplemental Interest Trust with respect to Home Equity Loan Trust 2007-FRE1 (“Party B”), and The Royal Bank of Scotland plc, acting through its agent, Greenwich Capital Markets, Inc. (“Party A”) each a “party” and together “the parties”) on the Trade Date specified below (the “Transaction”) pursuant to the pooling and servicing agreement dated as of June 1, 2007, by and among Nationstar Funding LLC, as depositor, Nationstar Mortgage LLC, as seller and servicer, Wells Fargo Bank, N.A., as master servicer and securities administrator, and The Bank of New York, as trustee (the “Pooling and Servicing Agreement”)

The definitions and provisions contained in the 2000 ISDA Definitions (the “Definitions”) as published by the International Swaps and Derivatives Association, Inc. are incorporated by reference herein.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

For the purpose of this Confirmation, all references in the Definitions or the Agreement to a “Swap Transaction” shall be deemed to be references to this Transaction.

1.

This Confirmation supplements, forms part of, and is subject to, ISDA Master Agreement and Schedule dated as of July 10, 2007 (as the same may be amended or supplemented from time to time, the “Agreement”), between Party A and Party B.  All provisions contained in the Agreement shall govern this Confirmation except as expressly modified below.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

With respect to any Calculation Period, the lesser of (i) the amount set forth on Schedule A attached hereto and (ii) (x) the aggregate Certificate Principal Balance of the Offered Certificates (the “Certificates”) on the monthly statement from the Trustee for the distribution occurring on the first day of the applicable Calculation Period divided by (y) the Payment Factor (as defined below).

The Trustee shall make available each month via its website a statement containing the aggregate Certificate Principal Balance of the Certificates as of the first day of such Calculation Period and shall notify Party A at least five (5) Business Days prior to the related Floating Rate Payer Payment Date of such aggregate Certificate Principal Balance at the following email addresses:  gcmderivatives@rbsgc.com and NADerivSupport@rbsgc.com; provided, however, that if the Trustee fails to provide such email notification, Party A is permitted to rely upon the statement of Class Certificate Principal Balance of the Certificates made available on the Trustee’s website.  The Trustee’s internet website shall initially be located at www.ctslink.com and assistance in using the website can be obtained by calling the Trustee’s investor relations desk at (301) 815-6600.

Any payment by either party in excess of the amount due under this Transaction on any Floating Rate Payer Payment Date or Fixed Rate Payer Payment Date, as applicable, shall be returned by the party receiving such overpayment promptly after notification from Party B that Party B is aware of such overpayment.  Other than the return of such overpayment, neither Party A nor Party B shall incur any penalty or liability hereunder with respect to such overpayment.

Trade Date:

July 10, 2007

Effective Date:

July 10, 2007

Termination Date:

June 25, 2013

Payment Factor:

100

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year commencing July 25, 2007, through and including the Termination Date, subject to No Adjustment.
Fixed Rate Payer Payment Date:	Early Payment shall be applicable. The Fixed Rate Payer Payment Dates shall be one (1) Business Day prior to each Fixed Rate Payer Period End Date.
Fixed Rate:	5.40%
Fixed Rate Day Count Fraction:	30/360
Fixed Amounts:

The Fixed Amount payable by Party B shall be an amount equal to (i) the Notional Amount for such Fixed Rate Payer Payment Date * (ii) the Fixed Rate * (iii) the Fixed Rate Day Count Fraction * (iv) the Payment Factor.

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month, commencing July 25, 2007, through and including the Termination Date, subject to adjustment in accordance with the Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment shall be applicable. The Floating Rate Payer Payment Dates shall be one (1) Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	1 month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Floating Amounts:

The Floating Amount payable by Party A shall be an amount equal to (i) the Notional Amount for such Floating Rate Payer Payment Date * (ii) the Floating Rate * (iii) the Floating Rate Day Count Fraction * (iv) the Payment Factor.

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Calculation Agent:

Party A

Business Days:

New York

Business Day Convention

Following

3.

Account Details:

Account Details for Party A:

For the account of The Royal Bank of Scotland

Financial Markets Fixed Income and Interest Rate

Derivative Operations, London SWIFT RBOSGB2RTCM

with JPMorgan Chase Bank, New York CHASUS33

ABA # 021000021

Account Number 400930153

Account Details for Party B:

Wells Fargo Bank, NA

San Francisco, CA

ABA# 121-000-248

Acct# 3970771416

Acct Name: SAS Clearing

FFC: 53161802

Nationstar 2007 – FRE1 Swap Account

4.

Offices:

The Office of Party A for this Transaction is London, England.

The Office of Party B for this Transaction is Columbia, MD.

5.

It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Trustee, as trustee of the Supplemental Interest Trust, in the exercise of the powers and authority conferred upon and vested in it under the Pooling and Servicing Agreement and pursuant to instructions set forth therein, and that the Trustee shall perform its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein is made and intended not as a personal representation, undertaking or agreement of the Trustee but is made and intended for the purpose of binding only the Supplemental Interest Trust, and (c) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust herein; provided that nothing in this paragraph shall relieve the Trustee from performing its duties and obligations hereunder in accordance with the standard of care set forth in the Pooling and Servicing Agreement.

6.

Agency Role of Greenwich Capital Markets, Inc. This Transaction has been entered into by Greenwich Capital Markets, Inc., as agent for The Royal Bank of Scotland plc. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of Party A under this Transaction.

[Signature Page Immediately Follows]

Please promptly confirm that the foregoing correctly sets forth the terms of the Transaction entered into between us by executing this Confirmation and returning it to us by facsimile to:

The Royal Bank of Scotland plc

Attention: Swaps Administration

Fax: 020 7085 5050 Phone: 020 7085 5000

For and on behalf of THE ROYAL BANK OF SCOTLAND PLC By: Greenwich Capital Markets, Inc., its agent	For and on behalf of WELLS FARGO BANK, N.A., NOT INDIVIDUALLY, BUT SOLELY AS THE TRUSTEE WITH RESPECT TO THE SUPPLEMENTAL INTEREST TRUST FOR HOME EQUITY LOAN TRUST 2007-FRE1
/s/ Deborah Pfeifer Name: Deborah Pfeifer Title: Vice President Date: July 10, 2007	/s/ Darron C. Woodus Name: Darron C. Woodus Title: Assistant Vice President Date: July 10, 2007

SCHEDULE A

All dates subject to adjustment in accordance with the Following Business Day Convention.

From and including:	To but excluding:	Notional Amount (USD):
07/10/07	07/25/07	14,394,324.50
07/25/07	08/25/07	14,098,322.84
08/25/07	09/25/07	13,761,233.03
09/25/07	10/25/07	13,384,511.05
10/25/07	11/25/07	12,970,474.17
11/25/07	12/25/07	12,523,789.19
12/25/07	01/25/08	12,053,082.89
01/25/08	02/25/08	11,572,509.19
02/25/08	03/25/08	11,103,102.03
03/25/08	04/25/08	10,650,639.14
04/25/08	05/25/08	10,214,457.47
05/25/08	06/25/08	9,793,968.29
06/25/08	07/25/08	9,388,609.19
07/25/08	08/25/08	8,996,089.59
08/25/08	09/25/08	8,612,596.03
09/25/08	10/25/08	8,224,842.16
10/25/08	11/25/08	7,809,874.39
11/25/08	12/25/08	7,357,017.29
12/25/08	01/25/09	6,842,371.74
01/25/09	02/25/09	6,324,912.25
02/25/09	03/25/09	5,847,302.96
03/25/09	04/25/09	5,414,461.54
04/25/09	05/25/09	5,037,499.75
05/25/09	06/25/09	4,720,329.22
06/25/09	07/25/09	4,475,156.15
07/25/09	08/25/09	4,264,321.06
08/25/09	09/25/09	4,060,892.71
09/25/09	10/25/09	3,864,606.29
10/25/09	11/25/09	3,675,207.60
11/25/09	12/25/09	3,492,454.86
12/25/09	01/25/10	3,316,122.43
01/25/10	02/25/10	3,145,988.27
02/25/10	03/25/10	2,981,848.53
03/25/10	04/25/10	2,823,470.34
04/25/10	05/25/10	2,670,623.16
05/25/10	06/25/10	2,523,110.39
06/25/10	07/25/10	2,523,110.39
07/25/10	08/25/10	2,523,110.39
08/25/10	09/25/10	2,523,110.39
09/25/10	10/25/10	2,523,110.39
10/25/10	11/25/10	2,492,405.71
11/25/10	12/25/10	2,452,884.44
12/25/10	01/25/11	2,451,188.13
01/25/11	02/25/11	2,437,843.07
02/25/11	03/25/11	2,419,591.82
03/25/11	04/25/11	2,349,214.90
04/25/11	05/25/11	2,269,364.38
05/25/11	06/25/11	2,192,278.79
06/25/11	07/25/11	2,117,860.62
07/25/11	08/25/11	2,046,015.86
08/25/11	09/25/11	1,976,653.87
09/25/11	10/25/11	1,909,686.24
10/25/11	11/25/11	1,845,029.25
11/25/11	12/25/11	1,782,600.14
12/25/11	01/25/12	1,722,313.00
01/25/12	02/25/12	1,664,094.20
02/25/12	03/25/12	1,607,867.29
03/25/12	04/25/12	1,553,571.65
04/25/12	05/25/12	1,501,143.52
05/25/12	06/25/12	1,450,517.45
06/25/12	07/25/12	1,401,630.33
07/25/12	08/25/12	1,354,421.30
08/25/12	09/25/12	1,308,831.68
09/25/12	10/25/12	1,264,804.86
10/25/12	11/25/12	1,222,286.24
11/25/12	12/25/12	1,181,223.17
12/25/12	01/25/13	1,141,564.87
01/25/13	02/25/13	1,103,262.38
02/25/13	03/25/13	1,066,268.45
03/25/13	04/25/13	1,030,537.54
04/25/13	05/25/13	996,025.68
05/25/13	06/25/13	962,690.50